CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-7

DERIVED INFORMATION  [08/23/05]

[$974,000,000]

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

[$989,000,100]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-7

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary – Interest Only Loans - Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 9/01/05 cutoff date.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	994
Total Outstanding Loan Balance	$249,577,361*	Min	Max
Average Loan Current Balance	$251,084	$48,754	$970,000
Weighted Average Original LTV	81.2%**
Weighted Average Coupon	6.73%	4.78%	10.25%
Arm Weighted Average Coupon	6.73%
Fixed Weighted Average Coupon	7.04%
Weighted Average Margin	5.86%	2.25%	9.25%
Weighted Average FICO (Non-Zero)	658
Weighted Average Age (Months)	2
% First Liens	100.0%
% Second Liens	0.0%
% Arms	98.9%
% Fixed	01.1%
% of Loans with Mortgage Insurance	0.0%

*

Interest Only Loans will comprise approximately [$250,000,000] of the total [$1,000,000,100] deal collateral.

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
4.78 - 5.00	2	439,936	0.2	4.92	80.0	741
5.01 - 5.50	34	10,718,632	4.3	5.38	80.4	681
5.51 - 6.00	103	30,052,859	12.0	5.83	80.3	684
6.01 - 6.50	236	62,105,734	24.9	6.29	80.4	664
6.51 - 7.00	307	75,927,633	30.4	6.78	80.9	656
7.01 - 7.50	145	33,429,318	13.4	7.30	81.6	643
7.51 - 8.00	116	24,812,493	9.9	7.75	82.7	641
8.01 - 8.50	27	7,116,139	2.9	8.31	86.7	631
8.51 - 9.00	16	3,490,125	1.4	8.68	79.8	634
9.01 - 9.50	5	806,926	0.3	9.26	88.6	615
9.51 - 10.00	2	240,933	0.1	9.95	92.0	674
10.01 - 10.25	1	436,632	0.2	10.25	95.0	691
Total:	994	249,577,361	100.0	6.73	81.2	658

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
513 - 525	1	399,419	0.2	7.63	61.4	513
526 - 550	4	1,868,000	0.7	7.94	77.1	539
551 - 575	8	2,280,056	0.9	7.68	76.7	563
576 - 600	92	19,152,098	7.7	7.20	79.8	590
601 - 625	172	39,291,606	15.7	6.87	81.8	614
626 - 650	210	50,374,186	20.2	6.80	81.2	640
651 - 675	205	55,769,654	22.3	6.63	81.6	663
676 - 700	136	36,042,759	14.4	6.63	81.7	688
701 - 725	89	24,133,127	9.7	6.51	81.3	712
726 - 750	44	11,299,004	4.5	6.33	80.7	736
751 - 775	19	5,332,611	2.1	6.65	80.7	761
776 - 800	11	2,859,836	1.1	6.11	79.5	787
801 - 805	3	775,006	0.3	5.77	80.0	802
Total:	994	249,577,361	100.0	6.73	81.2	658

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
48,754 - 50,000	1	48,754	0.0	9.75	80.0	606
50,001 - 100,000	57	4,979,923	2.0	7.10	79.9	644
100,001 - 150,000	185	23,096,185	9.3	6.98	81.9	650
150,001 - 200,000	209	36,849,140	14.8	6.90	80.3	652
200,001 - 250,000	135	30,666,252	12.3	6.80	81.3	660
250,001 - 300,000	120	33,045,397	13.2	6.62	81.1	659
300,001 - 350,000	80	25,887,933	10.4	6.59	81.4	665
350,001 - 400,000	75	28,330,940	11.4	6.58	81.6	660
400,001 - 450,000	44	18,870,583	7.6	6.74	81.8	660
450,001 - 500,000	42	20,049,997	8.0	6.45	82.1	672
500,001 - 550,000	16	8,370,193	3.4	6.82	82.2	657
550,001 - 600,000	12	6,911,759	2.8	6.72	80.3	660
600,001 - 750,000	16	10,712,305	4.3	6.71	80.4	655
750,001 - 800,000	1	788,000	0.3	6.20	80.0	614
950,001 - 970,000	1	970,000	0.4	8.52	64.7	648
Total:	994	249,577,361	100.0	6.73	81.2	658

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
32.38 - 50.000	5	983,392	0.4	6.44	45.2	604
50.001 - 55.000	2	485,001	0.2	6.89	54.5	583
55.001 - 60.000	2	357,000	0.1	6.45	57.6	611
60.001 - 65.000	7	2,798,654	1.1	7.38	63.3	618
65.001 - 70.000	14	4,430,498	1.8	6.52	69.7	639
70.001 - 75.000	22	6,745,825	2.7	6.83	73.9	620
75.001 - 80.000	736	176,618,162	70.8	6.63	79.9	665
80.001 - 85.000	58	17,334,139	6.9	6.67	84.4	652
85.001 - 90.000	118	32,698,824	13.1	7.03	89.7	648
90.001 - 95.000	24	6,116,599	2.5	7.88	94.6	650
95.001 - 100.000	6	1,009,267	0.4	8.15	99.7	646
Total:	994	249,577,361	100.0	6.73	81.2	658

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.00	157	38,252,228	15.3	7.19	81.0	655
1.00	47	15,172,010	6.1	6.86	81.6	670
2.00	678	167,868,109	67.3	6.67	81.4	659
3.00	111	27,996,213	11.2	6.44	80.3	654
5.00	1	288,800	0.1	5.30	80.0	664
Total:	994	249,577,361	100.0	6.73	81.2	658

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	444	102,624,287	41.1	6.61	81.9	640
Reduced	285	73,081,902	29.3	6.85	80.7	672
No Income/ No Asset	2	547,000	0.2	7.43	80.5	631
Stated Income / Stated Assets	263	73,324,172	29.4	6.78	80.6	671
Total:	994	249,577,361	100.0	6.73	81.2	658

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	942	237,822,404	95.3	6.69	81.0	658
Second Home	3	529,500	0.2	6.59	82.0	692
Investor	49	11,225,457	4.5	7.57	84.2	674
Total:	994	249,577,361	100.0	6.73	81.2	658

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
California	313	103,699,042	41.5	6.51	80.8	664
Florida	91	20,142,187	8.1	6.90	81.2	656
Nevada	73	17,012,349	6.8	7.02	80.0	646
Arizona	71	14,173,962	5.7	6.77	82.6	658
Maryland	32	9,566,236	3.8	6.85	83.5	650
Georgia	54	9,480,587	3.8	7.11	78.6	646
New York	28	9,364,286	3.8	6.97	81.0	663
Virginia	30	8,673,620	3.5	6.93	81.1	648
Washington	38	8,127,322	3.3	6.68	83.1	673
Oregon	37	7,401,516	3.0	6.92	83.2	665
Colorado	37	6,372,791	2.6	6.70	80.0	664
Michigan	30	5,503,920	2.2	7.02	81.5	646
New Jersey	13	3,620,880	1.5	7.06	85.1	656
Massachusetts	11	3,245,000	1.3	6.99	80.3	633
Hawaii	5	2,296,138	0.9	6.17	80.0	699
Other	131	20,897,525	8.4	6.88	81.7	649
Total:	994	249,577,361	100.0	6.73	81.2	658

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	667	160,802,745	64.4	6.71	81.0	667
Refinance - Rate Term	50	10,301,946	4.1	6.86	82.7	651
Refinance - Cashout	277	78,472,669	31.4	6.77	81.4	641
Total:	994	249,577,361	100.0	6.73	81.2	658

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 2/28	895	225,822,137	90.5	6.74	81.2	658
Arm 3/27	73	17,860,052	7.2	6.63	80.6	657
Arm 5/25	13	3,210,018	1.3	6.38	81.0	694
Fixed Rate	13	2,685,155	1.1	7.04	81.2	641
Total:	994	249,577,361	100.0	6.73	81.2	658

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	798	200,335,146	80.3	6.71	81.5	658
PUD	95	24,451,441	9.8	6.67	79.9	656
Condo	66	13,447,911	5.4	6.86	80.0	664
2 Family	27	8,450,971	3.4	6.89	81.8	661
3-4 Family	8	2,891,892	1.2	7.83	77.3	704
Total:	994	249,577,361	100.0	6.73	81.2	658

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
2.25 - 4.00	57	14,691,869	6.0	6.43	81.8	682
4.01 - 4.50	15	3,724,712	1.5	5.82	81.0	668
4.51 - 5.00	61	15,567,553	6.3	6.00	80.8	686
5.01 - 5.50	157	44,664,328	18.1	6.19	80.1	665
5.51 - 6.00	228	55,719,112	22.6	6.48	80.6	660
6.01 - 6.50	213	54,138,007	21.9	6.88	81.2	657
6.51 - 7.00	180	41,521,285	16.8	7.37	82.1	639
7.01 - 7.50	43	10,404,874	4.2	7.72	84.2	643
7.51 - 8.00	18	4,802,024	1.9	8.29	79.3	648
8.01 - 8.50	6	980,876	0.4	9.10	89.0	619
8.51 - 9.00	2	240,933	0.1	9.95	92.0	674
9.01 - 9.25	1	436,632	0.2	10.25	95.0	691
Total:	981	246,892,206	100.0	6.73	81.2	659

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
13 - 15	3	646,999	0.3	6.80	67.7	625
16 - 18	7	2,426,013	1.0	6.63	77.9	657
19 - 21	147	38,037,192	15.4	6.88	81.8	656
22 - 24	739	184,859,899	74.9	6.72	81.2	659
28 - 30	6	1,618,135	0.7	6.76	73.1	612
31 - 33	12	2,485,639	1.0	7.22	85.3	614
34 - 36	54	13,608,312	5.5	6.48	80.4	671
37 - 59	13	3,210,018	1.3	6.38	81.0	694
Total:	981	246,892,206	100.0	6.73	81.2	659

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO
10.00 - 11.50	56	16,350,308	6.6	5.70	80.4	683
11.51 - 12.00	105	30,429,004	12.3	6.14	80.3	678
12.01 - 12.50	164	46,294,517	18.8	6.31	80.7	661
12.51 - 13.00	205	53,595,022	21.7	6.74	81.2	656
13.01 - 13.50	163	39,501,385	16.0	6.87	81.0	656
13.51 - 14.00	161	34,566,426	14.0	7.20	81.5	651
14.01 - 14.50	62	12,960,233	5.2	7.63	82.7	639
14.51 - 15.00	42	8,567,907	3.5	8.01	80.7	639
15.01 - 15.50	12	2,852,211	1.2	8.55	89.8	608
15.51 - 16.00	9	1,236,160	0.5	8.95	89.2	606
16.01 - 16.25	2	539,032	0.2	10.04	92.2	681
Total:	981	246,892,206	100.0	6.73	81.2	659

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO
2.25 - 4.50	4	563,200	0.2	6.02	79.1	673
4.51 - 5.50	60	17,056,555	6.9	5.68	79.1	668
5.51 - 6.00	109	31,469,590	12.7	5.92	80.2	682
6.01 - 6.50	220	58,344,873	23.6	6.32	80.7	667
6.51 - 7.00	311	77,848,423	31.5	6.86	81.1	654
7.01 - 7.50	135	30,615,387	12.4	7.32	81.8	640
7.51 - 8.00	101	21,559,388	8.7	7.75	83.0	642
8.01 - 8.50	23	5,504,842	2.2	8.35	89.4	646
8.51 - 9.00	14	3,149,506	1.3	8.76	79.0	641
9.01 - 9.50	3	731,687	0.3	9.86	90.3	650
9.51 - 9.75	1	48,754	0.0	9.75	80.0	606
Total:	981	246,892,206	100.0	6.73	81.2	659

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.50	60	16,341,190	6.6	6.77	82.1	642
2.00	255	59,743,669	24.2	6.73	81.6	656
3.00	662	169,919,532	68.8	6.73	81.0	661
3.10	1	308,000	0.1	6.20	80.0	624
5.00	3	579,814	0.2	5.83	80.0	745
Total:	981	246,892,206	100.0	6.73	81.2	659

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	753	189,964,895	76.9	6.66	80.8	664
1.50	211	53,554,229	21.7	6.93	82.6	639
2.00	1	119,700	0.0	7.90	90.0	719
3.00	16	3,253,381	1.3	7.42	81.6	639
Total:	981	246,892,206	100.0	6.73	81.2	659

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
24	69	19,948,891	8.0	6.32	80.5	670
36	23	5,355,794	2.1	6.63	77.6	639
60	839	208,897,372	83.7	6.78	81.3	657
120	63	15,375,303	6.2	6.67	82.0	664
Total:	994	249,577,361	100.0	6.73	81.2	658

*     Note, for second liens, CLTV is employed in this calculation.